UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2012

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Amendment No. 2 to Executive Employment Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

See Item 5.02 below which is incorporated by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2012, Calamos Asset Management, Inc. (“Corporation”), Calamos Advisors LLC (“Company”) and Nick P. Calamos (“Executive”) entered into an Amendment No. 2 (“Amendment No. 2”) to that certain Executive Employment Agreement dated as of October 26, 2004, as amended (“Agreement”).  Amendment No. 2 changed the term of the Agreement and will change Executive’s position, titles, duties and compensation.  The term changed from a rolling three-year period to a date determined by the Company or mutually by the parties, or the Executive’s death.  Prior to the impending appointment of a new Co-Chief Investment Officer, the Executive will continue in his role as President of Investments and Co-Chief Investment Officer for a period of time not exceeding September 15, 2012.  After the new Co-Chief Investment Officer appointment, the Executive will remain employed with the Company and will be appointed as Advisor to transition his responsibilities.  Executive will retain his Directorship with the Corporation, but will resign from all other positions with the Company and its affiliates.  The Executive’s annual base salary will be $177,632 and he will not receive any bonus or equity awards.

The foregoing description of Amendment No. 2 is qualified in its entirety by the terms and conditions of Amendment No. 2, a copy of which is filed as Exhibit 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

    10.1 Amendment No. 2 to the Executive Employment Agreement by Corporation, Company and Executive.

    99.1 Press Release issued by the Corporation on August 23, 2012.

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 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: August 27, 2012	By:	/s/ J. Christopher Jackson

J. Christopher Jackson
Senior Vice President, General Counsel and Secretary

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 Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 2 to the Executive Employment Agreement by Corporation, Company and Executive.
99.1	Press Release issued by the Corporation on August 23, 2012.